                                                               Exhibit 10.10(14)

               SECOND MODIFICATION TO LOAN AND SECURITY AGREEMENT

         This SECOND Modification to Loan and Security Agreement (this "Modification") is entered into by and between FOTOBALL USA, INC. ("Borrower") and COMERICA BANK successor by merger to Comerica Bank - California, a California banking corporation ("Bank") as of this 30TH DAY OF SEPTEMBER, 2003, at San Jose, California.

                                    RECITALS

         This Modification is entered into upon the basis of the following facts and understandings of the parties, which facts and understandings are acknowledged by the parties to be true and accurate:

         Bank and Borrower previously entered into a Loan and Security Agreement (Accounts and Inventory) dated JUNE 24, 2002, which was subsequently amended pursuant to that certain modification agreement dated APRIL 16, 2003. The Loan and Security Agreement and each modification shall collectively be referred to herein as the "Agreement".

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

                                    AGREEMENT

         1. Incorporation by Reference. The Recitals and the documents referred to therein are incorporated herein by this reference. Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Agreement.

         2. Modification to the Agreement. Subject to the satisfaction of the conditions precedent as set forth in Section 3 hereof, the Agreement is hereby modified as set forth below.

               A. "Section 6.16(d) of the Agreement hereby is deleted in its entirety and replaced with the following:

                    "(d) Intentionally Omitted."

               B. "Section 6.16(e) of the Agreement hereby is deleted in its entirety and replaced with the following:

                    "(e) Intentionally Omitted."

         3. Legal Effect. The effectiveness of this Modification is conditioned upon receipt by Bank of this Modification, and any other documents which Bank may require to carry out the terms hereof. Except as specifically set forth in this Modification, all of the terms and conditions of the Agreement remain in full force and effect.

         4. Integration. This is an integrated Modification and supersedes all prior negotiations and agreements regarding the subject matter hereof. All amendments hereto must be in writing and signed by the parties.

         IN WITNESS WHEREOF, the parties have agreed as of the date first set forth above.


FOTOBALL USA, Inc.                        COMERICA BANK

By: /s/ Thomas R. Hillebrandt             By:/s/ Stephen Cusato
    -------------------------------          -----------------------------------
    Thomas R. Hillebrandt                 Stephen Cusato
Title: Sr. Vice President & CFO           Senior Vice President-Western Division
       ----------------------------